Leases (Narrative) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Rental expense		$ 82	$ 100
Operating lease right-of-use assets	$ 20,936
Operating lease liability	$ 21,737
Option to extend description	The Company is a party to several lease agreements for its facilities, the latest of which has been extended until midst 2026. The Company has the option to extend certain agreements for additional periods, the earliest of which is until the end of January 2024 and the latest is until the end of October 2028. During the extended lease period, the aggregate annually rental payments will increase by 2%-3% each year.
Adjustments for New Accounting Pronouncement [Member]
Operating lease right-of-use assets	$ 27,400